UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

c/o Continental Proxy Services 1 State Street, New York, NY 10004	Perma-Fix Environmental Services, Inc. 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on July 21, 2022

The 2022 Annual Meeting of Stockholders of Perma-Fix Environmental Services, Inc. will be held at The Westin Atlanta Airport, 4736 Best Road, Atlanta, Georgia, 30337, on Thursday, July 21, 2022, at 11:00 AM Eastern Daylight Time.

Proposals to be considered at the Annual Meeting:

(1)	To elect eight directors to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year;
(3)	To approve, on an advisory basis, the 2021 compensation of our named executive officers;
(4)	To address such other matters as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

MOBILE VOTING:* On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the Notice and vote your shares.	Vote Your Proxy on the Internet:* Go to http://www.cstproxyvote.com Have your Notice available when you access the above website. Follow the prompts to vote your shares.

MAIL: You may vote by mail by requesting a paper proxy card by following the instructions on the reverse side of this notice, and returning the executed and dated proxy card in the envelope provided.	Vote in Person at the Meeting: You may vote your shares in person by attending the Annual Meeting. If you wish to attend and vote at the Meeting, you must bring this Notice with you.

*Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.
CONTROL NUMBER
The Proxy Materials are available for review at:
https://www.cstproxy.com/perma-fix/2022

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

Important Notice Regarding the Internet Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be Held on July 21, 2022.

To view the Proxy Materials listed below, and to obtain directions to attend the Meeting, go to:

https://www.cstproxy.com/perma-fix/2022:

-	the Company’s Annual Report for the year ended December 31, 2021

-	the Company’s 2022 Proxy Statement.

-	form of proxy card.

-	any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, including a paper proxy card, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 11, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373 or

By logging on to https://www.cstproxy.com/perma-fix/2022

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.